FTSD P1 02/19

SUPPLEMENT DATED FEBRUARY 1, 2019

TO THE prospectus dated August 1, 2018

OF

Franklin liberty short duration u.s. government etf

(a series of Franklin ETF Trust)

The Prospectus is amended as follows:

I.      The following replaces the seventh paragraph under the “Fund Summary—Principal Investment Strategies” section of the Prospectus on page 4:

To pursue its investment goal, the Fund may invest in certain interest rate-related derivative transactions, principally U.S. Treasury and fixed income index futures contracts. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to selected interest rates or durations. These derivatives may be used to hedge risks associated with the Fund’s other portfolio investments and to manage the duration of the Fund’s portfolio.

II.     The following replaces the tenth paragraph under the “Fund Details—Principal Investment Policies and Practices” section of the Prospectus on page 15:

For purposes of pursuing its investment goal, the Fund may enter into interest rate-related derivative transactions, principally U.S. Treasury and fixed income index futures contracts. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected interest rates or durations. The Fund anticipates using these futures to hedge against interest rate risk and to manage the duration of the Fund’s portfolio. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

Please keep this supplement with your Prospectus for future reference.